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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of report (Date of earliest event reported): June 26, 2003

                             ALDERWOODS GROUP, INC.

               (Exact Name of Registrant as Specified in Charter)


           Delaware                                       000-33277                       52-1522627
           --------                                       ---------                       ----------
 (State or Other Jurisdiction of Incorporation)    (Commission File Number)     (IRS Employer Identification No.)





        311 Elm Street, Suite 1000,
             Cincinnati, Ohio                                  45202
             ----------------                                  -----
 (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (513) 768-7400
                                                           --------------



                                       N/A
                 ---------------------------------------- ----
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

         The following exhibit is furnished with this report:

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release dated June 27, 2003



ITEM 9.  REGULATION FD INFORMATION.

As previously disclosed, in October 1998, Alderwoods Group, Inc.'s predecessor company, The Loewen Group, Inc., and Raymond L. Loewen filed a claim against the United States government for damages under the arbitration provisions of NAFTA. On June 26, 2003, the NAFTA arbitration tribunal ruled in favor of the United States. Alderwoods issued a press release announcing this decision on June 27, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ALDERWOODS GROUP, INC.


                               By:   /s/ Ellen Neeman
                                     -------------------------------------------
                                     Name:   Ellen Neeman
                                     Title:  Senior Vice President, Legal and
                                             Compliance

Dated:  June 27, 2003



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                                  EXHIBIT INDEX

 Exhibit
 Number            Exhibit
 ------            -------
 99.1              Press Release, dated June 27, 2003






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